UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 8, 2012

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)	On March 8, 2012, the Compensation Committee (the “Committee”) of M.D.C. Holdings, Inc. (the “Company”) took the actions described below with respect to compensation of executive officers expected to be listed as “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K) in the Company’s Proxy Statement for the Company’s 2012 Annual Meeting of Shareholders.

2011 EXECUTIVE COMPENSATION

Executive Bonus Opportunity for 2011

The Committee previously established the following Performance Objectives for the 2011 Performance Goal under the Company’s Amended Executive Officer Performance Based Compensation Plan approved by the Company’s shareowners (the “Performance-Based Plan”): (1) achieving a positive EBITDA for the 2011 fiscal year equal to or greater than 150% of the EBITDA for the prior fiscal year; (2) achieving total revenue for the 2011 fiscal year in an amount equal to or greater than 110% of the level of total revenue for the prior fiscal year; (3) achieving a 10% reduction in SG&A expenses for the 2011 fiscal year compared to the prior fiscal year, measured as a percentage of operating revenues, adjusted for (i) acquisitions that are not in the ordinary course of business and (ii) additions or reductions to reserves attributable to prior fiscal years; (4) achieving a net operating profit for HomeAmerican Mortgage Corporation of at least $5,000,000 for the 2011 fiscal year; and (5) achieving positive income before income tax for the 2011 fiscal year, adjusted for (i) acquisitions that are not in the ordinary course of business and (ii) additions or reductions to reserves attributable to prior fiscal years. The achievement of any one of the foregoing Performance Objectives would have resulted in achievement of the 2011 Performance Goal and payment of $2,500,000 and 60,000 of restricted stock to each of Larry A. Mizel, Chief Executive Officer, and David D. Mandarich, Chief Operating Officer.

The Committee determined that the 2011 Performance Goal under the Performance Based Plan was not achieved and that no payout will be made under the Performance-Based Compensation Plan for 2011 to Larry A. Mizel, Chief Executive Officer, and David D. Mandarich, Chief Operating Officer.

The Committee also authorized a cash bonus for fiscal year 2011 to Michael Touff, Senior Vice President and General Counsel, in the amount of $110,000.

Executive Long Term Equity Awards

The Committee determined that no stock options would be awarded for 2011 to Messrs. Mizel and Mandarich and no option awards were made during 2011 for Messrs. Mizel and Mandarich.

The Committee awarded Michael Touff, Senior Vice President and General Counsel $37,500 in shares of restricted stock of the Company under the Company’s 2011 Equity Incentive Plan, evidenced by the form of 2011 Restricted Stock Agreement filed as Exhibit 10.4 to the Company’s Form 10-Q dated June 30, 2011. This award was valued at $24.50 per share, the closing price of the Company’s common stock on the date of the award. The restrictions on the awarded shares will lapse as to 25% of such shares per year over four years, commencing on the first anniversary of the date of the award.

The Committee also granted Mr. Touff a stock option covering 25,000 shares of common stock of the Company under the Company’s 2011 Equity Incentive Plan, evidenced by the form of 2011 Stock Option Agreement filed as Exhibit 10.3 to the Company’s Form 10-Q dated June 30, 2011. This option becomes exercisable as to 33-1/3% of the shares on each of the third, fourth and fifth anniversary dates of the grant. The exercise price of the option is equal to the closing price of the Company’s common stock on the date of grant, which was $24.50.

2012 EXECUTIVE COMPENSATION

Executive Bonus Opportunity for 2012

The Committee amended (Third Amendment) the Performance-Based Plan to expressly provide the Committee with negative discretion to reduce or eliminate payments under the Performance-Based Plan. A copy of the Third Amendment to the Performance-Based Plan is filed herewith.

Subject to shareholder approval, the Committee adopted an amendment (Fourth Amendment) to the Performance-Based Plan that would: (1) eliminate one of the two alternative pay-out Goals under the plan (Adjusted Pre-Tax Return on Stockholders’ Equity); and (2) reduce the maximum potential pay-out under the remaining Performance Goal to a maximum amount of $3,500,000 in cash.

The Committee then determined that no bonus payment will be earned for 2012 under the Performance-Based Plan unless the Company earns positive pre-tax income for the 2012 fiscal year (excluding charges for extinguishment of senior notes). With that condition, the Committee determined the Criteria and Performance Objectives for the Performance Goal for fiscal year 2012 under Article III of the Performance-Based Plan. For the 2012 Performance Goal, the Committee established four Performance Objectives, based on targeted improvements over 2011 actual results, in the following areas: (1) Closings; (2) Corporate and Homebuilding SG&A as a percentage of Home Sales Revenue; (3) Home Gross Margin dollars (as calculated in the Company’s 2011 Form 10-K, excluding warranty adjustments and interest); and (4) Total Revenue. Each of the four Performance Objectives is weighted 25% and provides for achievement of graded levels of incentive payments; for example, attainment of from 0% to 100% of a Performance Objective will earn a graded amount from 0% up to 25% of the bonus target payment of $1,750,000; and the attainment of from 100% to 200% of a Performance Objective will earn a graded amount up to 25% of the maximum bonus payment, which is $3,500,000. The Committee determined that the maximum payment for achievement of all the Performance Objectives will not exceed $3,500,000. If the Fourth Amendment to the Performance-Based Plan, referenced above, is not approved by the shareholders, it is intended that the graded levels of incentive payments will be based on the current maximum bonus payment of $2,500,000 and 60,000 shares of restricted stock set forth in the plan; for example, the attainment of from 0% to 100% of a Performance Objective will earn a graded amount from 0% up to 25% of $1,250,000 and from 0% up to 25% of 30,000 shares of restricted stock; and the attainment of from 100% to 200% of a Performance Objective will earn a graded amount up to 25% of $2,500,000 and up to 25% of 60,000 shares of restricted stock.

Messrs. Mizel and Mandarich are the two executive officers eligible for awards under the Performance-Based Plan.

Executive Long Term Equity Awards

The Committee granted a long term performance-based non-qualified stock option to each of Mr. Mizel and Mr. Mandarich for 500,000 shares of common stock under the Company’s 2011 Equity Incentive Plan evidenced by the form of Executive Officer Stock Option Agreement filed with this report. No further stock option grants will be awarded by the Company to Messrs. Mizel and Mandarich during the years 2012, 2013 and 2014. The terms of the performance-based options provide that, over a three year period, one third of the option shares will vest as of March 1 following any fiscal year in which, in addition to the Company achieving a Home Gross Margin of 16.7 percent (as calculated in the Company’s 2011 Form 10-K, excluding warranty adjustments and interest), the Company achieves: (1) a 10% increase in total revenue over 2011 (166,667 option shares vest); (2) a 15% increase in total revenue over 2011 (166,667 option shares vest); or (3) a 20% increase in total revenue over 2011 (166,666 option shares vest). Any of the three tranches of option shares that are not performance vested by March 1, 2015 shall be forfeited. The option exercise price is equal to the closing price of the Company’s common stock on the date of grant, which was $24.50 and the expiration date of each option is March 8, 2022.

John M. Stephens, the Company’s Senior Vice President, Chief Financial Officer and Principal Accounting Officer, previously was granted a restricted stock award and a stock option grant on February 1, 2012. The Compensation Committee made no further awards or grants to Mr. Stephens.

Base Salaries for 2012

The Committee determined that, for fiscal year 2012, Mr. Mizel’s base salary will remain at $1,000,000, Mr. Mandarich’s base salary will remain at $830,000; and Mr. Touff’s base salary will remain at $353,000. Mr. Stephens’ base salary was previously established at $425,000.

Other Compensation

The Committee also determined that the perquisites, general benefits and other similar compensation heretofore granted to the executive officers would be continued in 2012 in the same manner and amounts consistent with the Company’s practice in 2011.

Employment Agreements

The Committee also approved amendments to the employment agreements of Messrs. Mizel and Mandarich that provide a double trigger on the non-equity vesting portions of their change-in-control provision and increase the percentage threshold in their change-in-control agreements from 20% to 50%.

ITEM 9.01.	EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Third Amendment to the M.D.C. Holdings, Inc. Amended Executive Officer Performance-Based Plan, dated March 8, 2012.

Exhibit 10.2	Fourth Amendment to the M.D.C. Holdings, Inc. Amended Executive Officer Performance-Based Plan, dated , 2012.

Exhibit 10.3	Form of Executive Officer Stock Option Agreement under the 2011 Equity Incentive Plan.

Exhibit 10.4	Amendment to Employment Agreement of Larry A. Mizel, dated March 8, 2012.

Exhibit 10.5	Amendment to Employment Agreement of David D. Mandarich, dated March 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: March 9, 2012	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Third Amendment to the M.D.C. Holdings, Inc. Amended Executive Officer Performance-Based Plan, dated March 8, 2012.

Exhibit 10.2	Fourth Amendment to the M.D.C. Holdings, Inc. Amended Executive Officer Performance-Based Plan, dated , 2012.

Exhibit 10.3	Form of Executive Officer Stock Option Agreement under the 2011 Equity Incentive Plan.

Exhibit 10.4	Amendment to Employment Agreement of Larry A. Mizel, dated March 8, 2012.

Exhibit 10.5	Amendment to Employment Agreement of David D. Mandarich, dated March 8, 2012.